UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2025

Lottery.com Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38508	No. 81-1996183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5049 Edwards Ranch Rd., 4th Floor Fort Worth, Texas	76109
(Address of Principal Executive Offices)	(Zip Code)

(737) 787-3798

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SEGG	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $2300.00	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement with Evergreen Capital Management, LLC

On December 2, 2025, Lottery.com Inc. (the “Company” or the “Registrant”) and Evergreen Capital Management, LLC., a Nevada company, (the “Purchaser”) entered into a fully-executed Securities Purchase Agreement (the “Agreement”).

The Purchaser will purchase from the Company, upon the terms and conditions set forth in the Agreement, a Senior Secured Convertible Promissory Note of the Company (the “Note”), in the aggregate principal amount of Two Million Eight Hundred Seventy- Five Thousand U.S. Dollars ($2,875,000) (the “Principal Amount.”) The Note carries an original issue discount of Three Hundred Seventy-Five Thousand U.S. Dollars ($375,000) (the “OID”), to cover the Purchaser’s accounting fees, due diligence fees, monitoring, and/or other transactional costs incurred in connection with the purchase and sale of the Note, which is included in the principal balance of the Note. Thus, the purchase price of the Note shall be Two Million Five Hundred U.S. Dollars ($2,500,000), computed by subtracting the OID from the Principal Amount.

Subject to the terms of the Agreement, for consideration of Two Million Five Hundred Thousand U.S. Dollars ($2,500,000) in cash (the “Consideration”), the Purchaser agrees to subscribe for and purchase from the Company on December 2, 2025 (the “Closing Date”), and the Company agrees to issue and sell to the Purchaser, the Note. The Purchaser is irrevocably obligated to advance the Consideration, and the Company is irrevocably obligated to accept the Consideration as follows: (a) Five Hundred Thousand U.S. Dollars ($500,000) on or immediately following the Closing Date, and (b) Two Million U.S. Dollars ($2,000,000) immediately upon (i) the Common Shares issuable upon conversion of the Note becoming registered under an effective registration statement, and (ii) the Company obtaining the requisite shareholder approval authorizing the issuance of such Common Shares (“Shareholder Approval”) per Nasdaq Listing Rule 5635 requiring shareholder approval for the potential issuance of shares or securities convertible to common stock of Twenty Percent (20%) or more of the Company’s outstanding common stock. The Consideration shall be advanced by wire transfer of immediately available funds no later than two (2) Business Days after such effectiveness.

The Company and the Purchaser executed this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the agreement filed herewith as Exhibit 10.60

Forward Looking Statements

This Current Report on Form 8-K (the “Form 8-K”) contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this Form 8-K, regarding the Company’s strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. When used in this Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “initiatives,” “continue,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this Form 8-K or as of the date they are made. The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. In addition, the Company cautions you that the forward-looking statements contained in this Form 8-K are subject to risks and uncertainties, including but not limited to, any future findings from ongoing review of the Company’s internal accounting controls, additional examination of the preliminary conclusions of such review, the Company’s ability to secure additional capital resources, the Company’s ability to continue as a going concern, the Company’s ability to respond in a timely and satisfactory matter to the inquiries by Nasdaq, the Company’s ability to regain compliance with the Bid Price Requirement, the Company’s ability to regain compliance with all Nasdaq Listing Rules, the Company’s ability to remain current with its SEC reports, and those additional risks and uncertainties discussed under the heading “Risk Factors” in the Form 10-K filed by the Company with the SEC on April 22, 2025, as amended, and any other documents filed, or to be filed, by the Company with the SEC. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that the Company has filed and will file from time to time with the SEC. These SEC filings are available publicly on the SEC’s website at www.sec.gov. Should one or more of the risks or uncertainties described in this Form 8-K materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.60	Securities Purchase Agreement Between Lottery.com Inc. and Evergreen Capital Management, LLC
10.61	Senior Secured Promissory Note Between Lottery.com Inc. and Evergreen Capital Management, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lottery.com Inc.

	By:	/s/ Robert Stubblefield
	Name:	Robert Stubblefield
	Title:	Interim Chief Executive Officer

December 3, 2025